                                                                  EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-1 (No. 333-50079) of our report dated December 12, 1996, relating to the financial statements of Pavilion Partners, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP


Houston, Texas
May 4, 1998